Exhibit 99.1

AbbVie Prices $30 Billion of Senior Unsecured Notes

NORTH CHICAGO, III., Nov. 12, 2019 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today that it has priced its previously announced private offering (the “Offering”) of senior unsecured notes in a combined aggregate principal amount of $30 billion (collectively, the “Notes”). The Notes will be issued in ten tranches: (i) $750,000,000 in aggregate principal amount of senior floating rate notes due May 2021, (ii) $750,000,000 in aggregate principal amount of senior floating rate notes due November 2021, (iii) $750,000,000 in aggregate principal amount of senior floating rate notes due 2022, (iv) $1,750,000,000 in aggregate principal amount of 2.150% senior notes due 2021, (v) $3,000,000,000 in aggregate principal amount of 2.300% senior notes due 2022, (vi) $3,750,000,000 in aggregate principal amount of 2.600% senior notes due 2024, (vii) $4,000,000,000 in aggregate principal amount of 2.950% senior notes due 2026, (viii) $5,500,000,000 in aggregate principal amount of 3.200% senior notes due 2029, (ix) $4,000,000,000 in aggregate principal amount of 4.050% senior notes due 2039 and (x) $5,750,000,000 in aggregate principal amount of 4.250% senior notes due 2049. AbbVie expects that the closing of the Offering will occur on November 21, 2019, subject to the satisfaction of customary closing conditions.

The Offering is being conducted in connection with AbbVie’s previously announced acquisition (the “Acquisition”) of Allergan plc (“Allergan”). AbbVie expects to use the net proceeds from the Offering to fund a portion of the aggregate cash consideration due to Allergan shareholders in connection with the Acquisition and to pay related fees and expenses, with any remaining net proceeds being used for general corporate purposes. The Offering is not conditioned upon the consummation of the Acquisition. However, if (i) the Acquisition has not been consummated on or prior to January 30, 2021 or (ii) prior to such date, AbbVie notifies the trustee in respect of the Notes that it will not pursue the consummation of the Acquisition, then AbbVie will be required to redeem all of the Notes then outstanding at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable special mandatory redemption date.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States, or for the benefit of U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities or blue sky laws. Accordingly, the Notes are being offered in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined under Rule 144A of the Securities Act, or outside the United States to non-“U.S. persons” in accordance with Regulation S under the Securities Act.

A confidential offering memorandum for the Offering of the Notes has been made available to such eligible persons. The Offering is being conducted in accordance with the terms and subject to the conditions set forth in such confidential offering memorandum.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, the Notes or any other security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

About AbbVie

AbbVie is a global, research-driven biopharmaceutical company committed to developing innovative advanced therapies for some of the world's most complex and critical conditions. The company's mission is to use its expertise, dedicated people and unique approach to innovation to markedly improve treatments across four primary therapeutic areas: immunology, oncology, virology and neuroscience. In more than 75 countries, AbbVie employees are working every day to advance health solutions for people around the world.

Cautionary Statement Regarding Forward-Looking Information

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the Acquisition, if consummated, the combined group, as well as the consummation of the Offering and the use of proceeds therefrom. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the Acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the Acquisition, adverse effects on the market price of AbbVie’s shares of common stock and operating results because of a failure to consummate the Acquisition, failure to realize the expected benefits of the Acquisition, failure to promptly and effectively integrate Allergan’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition and the combined company’s capital structure post-Acquisition and the nature of any debt issued to fund the Acquisition. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this news release could cause AbbVie’s plans with respect to Allergan or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this news release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statements in this news release are based upon information available to AbbVie as of the date of this news release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on their behalf are expressly qualified in their entirety by this paragraph.

Contacts

Media

Adelle Infante

847-938-8745

adelle.infante@abbvie.com

or

Investors

Liz Shea

847-935-2211

liz.shea@abbvie.com